Exhibit 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned, Chief Executive Officer and Chief Financial Officer of DVL, Inc. (the "Company"), each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Company's Annual Report on Form 10-K for the year period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

      (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan E. Casnoff
-----------------------
Alan E. Casnoff
Chief Executive Officer
March 30, 2004



/s/ Jay Thailer
-----------------------
Jay Thailer
Chief Financial Officer
March 30, 2004